Warrants	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Text Block [Abstract]
Warrants

14. Warrants

Contemporaneous with the financing transaction in 2011 described in Note 12, the Company issued certain management stockholders warrants to purchase 3,999,998 shares of common stock for a purchase price of $0.0045 per share. The warrants are scheduled to expire 8 years after issuance. The warrants are exercisable upon the achievement of certain triggering events, as defined in the warrant agreements. During the nine months ended September 30, 2016, management determined that certain performance criteria for the warrants would be met and therefore $70 of expense was recognized. No expense was recorded for the nine months ended September 30, 2015. On December 2, 2016, a triggering event, as defined in the warrant agreement had been achieved. The Company had been recognizing expense on these warrants over the expected timeframe until a triggering event and accelerated recognition of the remaining $279 of warrant expense through the trigger date.

13. Warrants

Contemporaneous with the financing transaction in 2011 described in Note 11, the Company issued certain management stockholders warrants to purchase 3,999,998 shares of common stock for a purchase price of $0.0045 per share. The warrants are scheduled to expire eight years after issuance. The warrants are exercisable upon the achievement of certain triggering events, as defined, in the warrant agreements. No expense was recorded related to these warrants during the years ended December 31, 2015 and 2014, because the performance criteria were not met.